UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Reporting Period: 8/28/08 - 9/24/08

Operating Report/Period Beginning August 28, 2008 and Ending September 24, 2008
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes	N/A	N/A
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	Yes	N/A	N/A
Schedule of Professional Fees Paid	MOR-1b	Yes	N/A	N/A
Copies of bank statements		N/A	N/A	N/A
Cash disbursements journals		N/A	N/A	N/A
Statement of Operations	MOR-2	Yes	N/A	N/A
Balance Sheet	MOR-3	Yes	N/A	N/A
Status of Postpetition Taxes	MOR-4	Yes	N/A	N/A
Copies of IRS Form 6123 or payment receipt		N/A	N/A	N/A
Copies of tax returns filed during reporting period		N/A	N/A	N/A
Summary of Unpaid Postpetition Debts	MOR-4	Yes	N/A	N/A
Listing of aged accounts payable	MOR-4	Yes	N/A	N/A
Accounts Receivable Reconciliation and Aging	MOR-5	Yes	N/A	N/A
Debtor Questionnaire	MOR-5	Yes	N/A	N/A

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

10/17/2008
Signature of Authorized Individual*	Date

A. Keith Wall	CFO
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	8/28/08 - 9/24/08

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS (MOR-1)

Per agreement with the U.S. Trustee, the Debtor has provided weekly cash flow information, on a consolidated basis.

Buffet Inc.
Cash Flow ($000)

	Week 1 Ended	Week 2 Ended	Week 3 Ended	Week 4 Ended	Total
	3-Sep	10-Sep	17-Sep	24-Sep	Period 3

Cash Receipts (inc Sales tax)
Cash Receipts	$17,756	$16,975	$15,249	$15,667	$65,647
Credit Card	12,190	10,314	10,255	10,074	42,833
	29,946	27,289	25,504	25,741	108,480
Receipts
(Gift Card Usage)	-	-	-	-	-
Rebates, Other	139	276	56	154	625
Total Cash Receipts	30,085	27,565	25,560	25,895	109,105

Operating Disbursements
A/P
Check	3,530	2,015	1,182	1,103	7,830
EFT	17,673	11,802	12,321	13,308	55,104
Change in Trade Terms	-	-	(368)	(1,650)	(2,018)

Payroll	9,363	6,748	9,683	8,791	34,585
Rent (Cash Occupancy)	8,161	-	-	-	8,161
Sales Tax	425	173	237	7,269	8,104
Other Operating	-	-	-	-	-
Total Operating Disbursements	39,152	20,738	23,055	28,821	111,766
Net Operating Cash Flows	(9,067)	6,827	2,505	(2,926)	(2,661)

Non-Operating Disb/(Receipts)
Income Tax	-	-	-	-	-
Total CapEx	490	566	439	789	2,284
Professional Fees, inc. Holdbacks	226	456	149	1,200	2,031
Closed Restaurant Costs	-	-	-	-	-
Deposits (Utility)	-	-	-	-	-
Other	(562)	-	-	3,915	3,353
Cash (Proceeds) from Asset Sales	-	-	-	-	-
Total Non-Operating Disbursements	154	1,022	588	5,904	7,668

Financing Payments
Interest Expense	5,310	(9)	-	-	5,301
Interest (Income)	(96)	(9)	(2)	(2)	(109)
DIP Fees / Other	-	-	-	-	-
Principal Payments	600	-	-	-	600
Total Financing Disbursements	5,814	(18)	(2)	(2)	5,792

Total Net Disbursements	45,120	21,742	23,641	34,723	125,226

Net Cash Receipts (Disbursements)	(15,035)	5,823	1,919	(8,828)	(16,121)

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:

Per agreement with the U.S. Trustee, the Debtor will calculate the Trustee Fee on a per legal entity basis by allocating consolidated disbursements above, based on the percentage of total expenses per the Income Statement applicable to each legal entity.

	BUFFETS RESTAURANTS HOLDINGS. INC.	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET
Allocation %	0.00%	12.95%	0.07%	0.00%	27.45%	0.32%	14.88%
Total Disbursements	-	16,213,962	84,660	-	34,379,242	403,325	18,628,205

	HTB LEASING CO	RYAN'S INC.	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT
Allocation %	0.09%	2.99%	0.00%	0.13%	36.29%	0.00%	3.02%
Total Disbursements	112,742	3,742,126	-	166,640	45,450,585	-	3,783,455

	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
Allocation %	0.00%	1.71%	0.01%	0.07%	0.02%	100.00%
Total Disbursements	-	2,142,558	14,057	82,163	22,280	125,226,000

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 8/28/08 - 9/24/08

BANK RECONCILIATIONS (MOR-1a)

	100 BUFFETS, INC.	101 BUFFETS LEASING COMPANY	150 BUFFETS HOLDINGS, INC	200 OCB RESTAURANT COMPANY, LLC	201 OCB LEASING COMPANY, LLC	250 HOMETOWN BUFFET, INC.	251 HOMETOWN LEASING COMPANY	256 TAHOE JOE'S, INC.	257 TAHOE JOES LEASING COMPANY
CASH ON HAND - DRAWER	42,300	-	-	493,023	-	202,592	-	26,600	-
TOTAL DEPOSITORY ACCOUNT	(1,074,376)	-	-	2,596,285	-	1,025,371	-	21,309	-
DEPOSITORY ACCOUNT	-	-	-	35,133	-	7,412	-	-	-
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	28,940	-	-	-	-	-
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	684,681	-	-	-
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	722,854	-	61,533	-	-	-
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	201,236	-	-	-	-	-
DEPOSITORY - US BANK - CO. 200	-	-	-	482,694	-	-	-	-	-
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	30,720	-	-	-	-	-
DEPOSITORY - US BANK - CO.100	16,064	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	109,135	-	-	-	21,309	-
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	74,340	-	-	-	-	-
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	35,028	-	-	-
DEPOSITORY - WELLS FARGO - CO. 100	11,026	-	-	-	-	-	-	-	-
DEPOSITORY - KEY BANK	-	-	-	38,458	-	-	-	-	-
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	15,388	-	-	-	-	-
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	42,410	-	-	-
DEPOSITORY - BANK NORTH	-	-	-	9,978	-	-	-	-	-
DEPOSITORY - ASSOCIATED BANK	-	-	-	6,594	-	-	-	-	-
DEPOSITORY - FIFTH THIRD (BRINKS)	(1,536,466)	-	-	840,813	-	194,307	-	-	-
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - RYAN'S	-	-	-	-	-	-	-	-	-
DEPOSITORY - BB&T	-	-	-	-	-	-	-	-	-
DEPOSITORY - SUNTRUST	-	-	-	-	-	-	-	-	-
DEPOSITORY - WELLS FARGO - RYAN'S	435,000	-	-	-	-	-	-	-	-
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	-	-	-	-	-
DEPOSITORY - WACHOVIA - RYAN'S	10/20/2008	-	-	-	-	-	-	-	-
DEPOSITORY - COMPASS	-	-	-	-	-	-	-	-	-
DEPOSITORY - AMSOUTH	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST CITIZENS	-	-	-	-	-	-	-	-	-
DEPOSITORY - JPMORGAN CHASE	-	-	-	-	-	-	-	-	-
DEPOSITORY - M&T BANK	-	-	-	-	-	-	-	-	-
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST MIDWEST	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIFTH THIRD	-	-	-	-	-	-	-	-	-
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	-	-	-	-	-
TEMPORARY INVESTMENTS	36,000,000	-	-	-	-	-	-	-	-
CASH	3,725,829	-	35,230	-	-	-	-	-	-
CASH - US BANK	4,856,918	-	35,230	-	-	-	-	-	-
CASH - US BANK - A/P	(1,074,755)	-	-	-	-	-	-	-	-
CASH - WELLS FARGO - SLB	17,359	-	-	-	-	-	-	-	-
CASH - US BANK - CREDIT CARD	953,940	-	-	-	-	-	-	-	-
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	-	-	-	-	-	-	-	-
CASH - CAPITAL ONE - PCARD CLEARING	(24)	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE HOLDINGS	-	-	-	-	-	-	-	-	-
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	2,022	-	-	-	-	-	-	-	-
CASH - US BANK - PAYROLL	(1,042,686)	-	-	-	-	-	-	-	-
CASH - WACHOVIA - PAYROLL	147	-	-	-	-	-	-	-	-
CASH - US BANK - RYAN'S PAYROLL	-	-	-	-	-	-	-	-	-
CASH - FIFTH THIRD BANK - NSF	12,909	-	-	-	-	-	-	-	-
TOTAL CASH & CASH EQUIVALENTS	38,693,754	-	35,230	3,089,308	-	1,227,963	-	47,909	-

RESTRICTED CASH	2,556,597	-	-	-	-	-	-	-	-
RESTRICTED CASH - DEPOSITS	2,361,597	-	-	-	-	-	-	-	-
RESTRICTED CASH - ESCROW DEPOSITS	195,000	-	-	-	-	-	-	-	-

	450 BUFFETS FRANCHISE HOLDINGS, LL	610 RYAN'S RESTAURANT GROUP, INC.	611 RYAN'S RESTAURANT LEASING COMP	615 RYAN'S RESTAURANT MANAGEMENT G	620 FIRE MOUNTAIN RESTAURANTS, LLC	621 FIRE MOUNTAIN LEASING COMPANY,	625 FIRE MOUNTAIN MANAGEMENT GROUP	630 BIG R PROCUREMENT, LLC	800 OCB PURCHASING CO	Total
CASH ON HAND - DRAWER	-	24,697	-	-	590,401	-	-	-	-	1,379,613
TOTAL DEPOSITORY ACCOUNT	-	75,629	-	-	1,581,037	-	-	-	-	4,225,256
DEPOSITORY ACCOUNT	-	-	-	-	5,676	-	-	-	-	48,221
DEPOSITORY - NATIONAL CITY BANK - CO. 200	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - REGIONS BANK	-	-	-	-	135,061	-	-	-	-	164,001
DEPOSITORY - HSBC BANK	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - US BANK - CO. 250	-	-	-	-	-	-	-	-	-	684,681
DEPOSITORY - BANK OF AMERICA EAST	-	-	-	-	-	-	-	-	-	784,387
DEPOSITORY - NATIONAL CITY BANK - MI	-	-	-	-	-	-	-	-	-	-
DEPOSITORY - 5TH THIRD BANK	-	-	-	-	43,756	-	-	-	-	244,992
DEPOSITORY - US BANK - CO. 200	-	-	-	-	-	-	-	-	-	482,694
DEPOSITORY - WACHOVIA - CO. 200	-	-	-	-	-	-	-	-	-	30,720
DEPOSITORY - US BANK - CO.100	-	-	-	-	-	-	-	-	-	16,064
DEPOSITORY - WELLS FARGO - CO. 200	-	-	-	-	-	-	-	-	-	130,445
DEPOSITORY - NATIONAL CITY BANK - PA	-	-	-	-	-	-	-	-	-	74,340
DEPOSITORY - NATIONAL CITY BANK - OH	-	-	-	-	-	-	-	-	-	35,028
DEPOSITORY - WELLS FARGO - CO. 100	-	-	-	-	-	-	-	-	-	11,026
DEPOSITORY - KEY BANK	-	-	-	-	-	-	-	-	-	38,458
DEPOSITORY - CHEMUNG CANAL TRUST COMPANY	-	-	-	-	-	-	-	-	-	15,388
DEPOSITORY - WELLS FARGO CO. 250	-	-	-	-	-	-	-	-	-	42,410
DEPOSITORY - BANK NORTH	-	-	-	-	-	-	-	-	-	9,978
DEPOSITORY - ASSOCIATED BANK	-	-	-	-	-	-	-	-	-	6,594
DEPOSITORY - FIFTH THIRD (BRINKS)	-	-	-	-	692,405	-	-	-	-	191,059
DEPOSITORY - BANK OF AMERICA #1 - RYAN'S	-	24,320	-	-	374,293	-	-	-	-	398,613
DEPOSITORY - US BANK - RYAN'S	-	12,638	-	-	99,809	-	-	-	-	112,448
DEPOSITORY - BB&T	-	-	-	-	95,376	-	-	-	-	95,376
DEPOSITORY - SUNTRUST	-	-	-	-	34,583	-	-	-	-	34,583
DEPOSITORY - WELLS FARGO - RYAN'S	-	5,267	-	-	(413,327)	-	-	-	-	26,940
DEPOSITORY - HIBERNIA/CAPITAL ONE	-	-	-	-	54,933	-	-	-	-	54,933
DEPOSITORY - WACHOVIA - RYAN'S	-	-	-	-	143,015	-	-	-	-	182,756
DEPOSITORY - COMPASS	-	-	-	-	10,000	-	-	-	-	10,000
DEPOSITORY - AMSOUTH	-	-	-	-	91,187	-	-	-	-	91,187
DEPOSITORY - FIRST CITIZENS	-	-	-	-	38,449	-	-	-	-	38,449
DEPOSITORY - JPMORGAN CHASE	-	13,929	-	-	91,718	-	-	-	-	105,646
DEPOSITORY - M&T BANK	-	-	-	-	26,962	-	-	-	-	26,962
DEPOSITORY - NATIONAL CITY - IL	-	-	-	-	37,805	-	-	-	-	37,805
DEPOSITORY - FIRST MIDWEST	-	13,715	-	-	-	-	-	-	-	13,715
DEPOSITORY - FIFTH THIRD	-	5,760	-	-	-	-	-	-	-	5,760
DEPOSITORY - FIRST NATNL BANK OF PA	-	-	-	-	19,336	-	-	-	-	19,336
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	36,000,000
CASH	249,563	1,259,039	-	-	-	-	-	-	-	5,269,661
CASH - US BANK	-	-	-	-	-	-	-	-	-	4,892,147
CASH - US BANK - A/P	-	-	-	-	-	-	-	-	-	(1,074,755)
CASH - WELLS FARGO - SLB	-	-	-	-	-	-	-	-	-	17,359
CASH - US BANK - CREDIT CARD	-	-	-	-	-	-	-	-	-	953,940
CASH - 5TH THIRD - CREDIT CARD CLEARING	-	29,838	-	-	-	-	-	-	-	29,838
CASH - CAPITAL ONE - PCARD CLEARING	-	-	-	-	-	-	-	-	-	(24)
CASH - US BANK - FRANCHISE HOLDINGS	249,563	-	-	-	-	-	-	-	-	249,563
CASH - US BANK - FRANCHISE GIFT CARD SETTLEMENT	-	-	-	-	-	-	-	-	-	2,022
CASH - US BANK - PAYROLL	-	-	-	-	-	-	-	-	-	(1,042,686)
CASH - WACHOVIA - PAYROLL	-	1,374,762	-	-	-	-	-	-	-	1,374,909
CASH - US BANK - RYAN'S PAYROLL	-	(145,561)	-	-	-	-	-	-	-	(145,561)
CASH - FIFTH THIRD BANK - NSF	-	-	-	-	-	-	-	-	-	12,909
TOTAL CASH & CASH EQUIVALENTS	249,563	1,359,365	-	-	2,171,439	-	-	-	-	46,874,530

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	2,556,597
RESTRICTED CASH - DEPOSITS	-	-	-	-	-	-	-	-	-	2,361,597
RESTRICTED CASH - ESCROW DEPOSITS	-	-	-	-	-	-	-	-	-	195,000

Certain of the cash accounts indicate negative balances because such accounts are not funded until checks clear the account.

I hereby certify that the cash accounts of the debtor and all affiliated debtors are reconciled on a regular and timely basis.

A. Keith Wall, CFO

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 8/28/08 - 9/24/08

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID (MOR 1-b)
This schedule is to include all retained professional payments from case inception to current month.

						Check		Amount Paid
Payee	Service Received	Retained by	Period Covered	Amount Approved	Payor	Number	Date	Fees	Expenses
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	147,421.50	Buffets, Inc	20499753	06/03/08	147,421.50
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	27,625.32	Buffets, Inc	20500998	06/17/08	27,579.84	45.48
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	04/01/08-04/30/08	6,894.96	Buffets, Inc	20505075	07/16/08	6,894.96
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	02/22/08-03/31/08	36,847.90	Buffets, Inc	20505076	07/16/08	36,818.00	29.90
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	05/01/08-05/31/08	114,119.16	Buffets, Inc	20506459	07/18/08	114,092.80	26.36
Deloitte & Touche LLP (Audit)	Audit	Buffets, Inc.	06/01/08-06/30/08	85,005.47	Buffets, Inc	20514454	09/10/08	84,705.28	300.19

FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	176,634.87	Buffets, Inc	10024331	06/05/08	175,483.87	1,151.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-03/31/08	166,320.90	Buffets, Inc	113155	06/18/08	160,000.00	6,320.90
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	04/01/08-04/30/08	160,209.23	Buffets, Inc	113155	06/18/08	160,000.00	209.23
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	05/01/08-05/31/08	160,082.54	Buffets, Inc	113528	07/10/08	160,000.00	82.54
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	01/29/08-02/29/08	43,870.97	Buffets, Inc	20505077	07/16/08	43,870.97
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	03/01/08-04/30/08	80,000.00	Buffets, Inc	20505078	07/16/08	80,000.00
FTI Consulting, Inc.	Advisor - Financial	Unsecured Creditor Committee	06/01/08-06/30/08	160,876.60	Buffets, Inc	20514393	09/05/08	160,000.00	876.60

Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	142,952.71	Buffets, Inc	112719	05/06/08	139,354.84	3,597.87
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	132,903.00	Buffets, Inc	113075	06/10/08	120,000.00	12,903.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	01/29/08-02/29/08	34,838.71	Buffets, Inc	20505079	07/16/08	34,838.71
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	03/01/08-03/31/08	30,000.00	Buffets, Inc	20505080	07/16/08	30,000.00
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	04/01/08-04/30/08	122,120.16	Buffets, Inc	20507856	07/25/08	120,000.00	2,120.16
Houlihan Lokey Howard & Zukin Capital, Inc.	Advisor - Financial	Buffets, Inc.	05/01/08-05/31/08	132,623.32	Buffets, Inc	20515021	09/17/08	120,000.00	12,623.32

Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	01/22/08-01/31/08	3,225.81	Buffets, Inc	20491847	04/11/08	3,225.81
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	02/01/08-02/29/08	11,071.13	Buffets, Inc	20491847	04/11/08	10,000.00	1,071.13
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	10,678.61	Buffets, Inc	20501500	06/24/08	8,000.00	2,678.61
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-03/31/08	13,122.26	Buffets, Inc	20501500	06/24/08	8,000.00	5,122.26
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	03/01/08-04/30/08	4,000.00	Buffets, Inc	20505081	07/16/08	4,000.00
Huntley Mullaney Spargo & Sullivan, LLC	10/20/2008	Buffets, Inc.	05/01/08-05/31/08	11,731.92	Buffets, Inc	20511087	08/19/08	8,000.00	3,731.92
Huntley Mullaney Spargo & Sullivan, LLC	Advisor - Real Estate Matters	Buffets, Inc.	06/01/08-06/30/08	8,460.25	Buffets, Inc	20511087	08/19/08	8,000.00	460.25

JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	36,020.98	Buffets, Inc	20495595	05/07/08	36,000.00	20.98
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	21,569.41	Buffets, Inc	20496875	05/21/08	16,000.00	5,569.41
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	16,022.44	Buffets, Inc	20503928	07/01/08	16,000.00	22.44
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	05/01/08-05/31/08	18,000.00	Buffets, Inc	20504543	07/07/08	18,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	04/01/08-04/30/08	4,000.00	Buffets, Inc	20505082	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	01/29/08-02/29/08	9,000.00	Buffets, Inc	20505083	07/16/08	9,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	03/01/08-03/31/08	4,000.00	Buffets, Inc	20505084	07/16/08	4,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	06/01/08-06/30/08	16,000.00	Buffets, Inc	20510340	08/11/08	16,000.00
JH Chapman Group LLC	Advisor - Tahoe Joe's Sale	Buffets, Inc.	07/01/08-07/31/08	16,000.00	Buffets, Inc	20514456	09/11/08	16,000.00

Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/22/08-02/29/08	525,097.46	Buffets, Inc	112323	04/21/08	479,948.40	45,149.06
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	150,000.00	Buffets, Inc	113171	06/19/08	150,000.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	201,734.94	Buffets, Inc	113319	06/26/08	160,837.60	40,897.34
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	351,637.00	Buffets, Inc	20503917	06/30/08	312,700.80	38,936.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	01/29/08-02/29/08	119,987.10	Buffets, Inc	20505085	07/16/08	119,987.10
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	03/01/08-03/31/08	77,709.40	Buffets, Inc	20505086	07/16/08	77,709.40
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	04/01/08-04/30/08	78,175.20	Buffets, Inc	20505087	07/16/08	78,175.20
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	05/01/08-05/31/08	301,294.20	Buffets, Inc	20511470	08/27/08	265,635.20	35,659.00
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	06/01/08-06/30/08	342,209.15	Buffets, Inc	20515024	09/18/08	296,069.20	46,139.95
Kroll Zolfo Cooper LLC	Advisor - Restructure	Buffets, Inc.	07/01/08-07/31/08	358,042.16	Buffets, Inc	20515684	09/24/08	318,306.40	39,735.76

Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	533,711.81	Buffets, Inc	112689	04/29/08	523,058.80	10,653.01
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	154,410.95	Buffets, Inc	113146	06/16/08	147,264.00	7,146.95
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	192,913.18	Buffets, Inc	113210	06/20/08	185,289.20	7,623.98
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	05/01/08-05/31/08	99,054.24	Buffets, Inc	20505059	07/15/08	97,218.80	1,835.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	01/29/08-02/29/08	133,285.20	Buffets, Inc	20505089	07/16/08	133,285.20
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	04/01/08-04/30/08	34,466.44	Buffets, Inc	20505090	07/16/08	34,466.44
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	03/01/08-03/31/08	46,369.30	Buffets, Inc	20505091	07/16/08	46,369.30
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	06/01/08-06/30/08	117,547.20	Buffets, Inc	20511068	08/18/08	115,896.80	1,650.40
Otterbourg, Steindler, Houston & Rosen, PC	Legal Counsel - Bankruptcy	Unsecured Creditor Committee	07/01/08-07/31/08	269,169.01	Buffets, Inc	20515624	09/19/08	264,772.80	4,396.21

Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-2/29/08	72,023.08	Buffets, Inc	20500947	06/13/08	66,799.00	5,224.08
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	03/01/08-03/31/08	97,863.52	Buffets, Inc	20501503	06/24/08	83,821.20	14,042.32
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	04/01/08-04/30/08	82,024.10	Buffets, Inc	20505060	07/15/08	73,343.50	8,680.60
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	01/29/08-03/31/08	37,655.05	Buffets, Inc	20505061	07/15/08	37,655.05
Pachulski Stang Ziehl & Jones	DE Counsel for Otterbourg	Unsecured Creditor Committee	05/01/08-05/31/08	30,725.21	Buffets, Inc	20511165	08/21/08	28,247.60	2,477.61

Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	01/22/08-02/29/08	83,294.65	Buffets, Inc	112890	05/20/08	82,660.00	634.65
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,877.77	Buffets, Inc	20503938	07/01/08	19,838.00	39.77
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	04/01/08-04/30/08	19,839.50	Buffets, Inc	20505095	07/17/08	19,839.50
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	05/01/08-05/31/08	8,355.09	Buffets, Inc	20511069	08/18/08	8,275.20	79.89
Paul, Weiss, Rifkind, Wharton & Garrison LLP	Legal Counsel - SEC Matters	Buffets, Inc.	06/01/08-06/30/08	5,355.04	Buffets, Inc	20511070	08/18/08	5,326.80	28.24

Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	674,417.35	Buffets, Inc	112209	04/11/08	646,868.00	27,549.35
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	306,083.05	Buffets, Inc	112892	05/20/08	278,457.28	27,625.77
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	388,759.10	Buffets, Inc	113301	06/24/08	356,481.20	32,277.90
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	05/01/08-05/31/08	212,171.13	Buffets, Inc	20505051	07/14/08	203,499.20	8,671.93
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	01/22/08-02/29/08	161,717.00	Buffets, Inc	20505092	07/16/08	161,717.00
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	03/01/08-03/31/08	100,034.80	Buffets, Inc	20505093	07/16/08	100,034.80
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	04/01/08-04/30/08	89,120.30	Buffets, Inc	20505094	07/16/08	89,120.30
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	06/01/08-06/30/08	220,558.52	Buffets, Inc	20511071	08/18/08	205,977.60	14,580.92
Young Conaway Stargatt & Taylor, LLP	Legal Counsel - Bankruptcy	Buffets, Inc.	07/01/08-07/31/08	194,827.64	Buffets, Inc	20515026	09/18/08	186,097.20	8,730.44

Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	03/28/08-05/30/08	239,616.99	Buffets, Inc	20508148	07/31/08	229,797.60	9,819.39
Quinn Emanuel	Legal Counsel - Lease Issues	Buffets, Inc.	06/01/08-06/30/08	167,699.54	Buffets, Inc	20514440	09/09/08	161,104.00	6,595.54

PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	FAS109Seminar	1,350.00	Buffets, Inc	20493301	04/29/08	1,350.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	2Q-08 provision, 2006/2007 restatement	33,000.00	Buffets, Inc	20496170	05/14/08	33,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	IN audit response	1,000.00	Buffets, Inc	20496689	05/16/08	1,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	Buffets/Ryan's federal carryback claims	20,000.00	Buffets, Inc	20510165	08/08/08	20,000.00
PricewaterhouseCoopers	Advisor - Tax Issues	Buffets, Inc.	3Q-8 provision, 2007 restatement	24,500.00	Buffets, Inc	20510165	08/08/08	24,500.00

Total				9,542,932.50				9,037,087.25	505,845.25

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period: 8/28/08 - 9/24/08

Buffets Holdings Inc.
PERIOD: 3-09 ENDING: 9/24/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
TOTAL SALES	-	-	3,123,426	-	-	39,828,678	-	16,956,638	-	-	1,689,367
TOTAL FOOD COST	-	-	1,098,074	-	-	14,413,054	-	5,950,342	-	-	201,089
TOTAL LABOR	-	-	921,119	-	-	11,665,016	-	4,451,925	-	-	410,480
OPERATING COSTS	-	-	431,387	1,880	-	5,879,209	4,420	2,273,529	905	-	186,328
OCCUPANCY COSTS	-	-	44,212	54,535	-	4,307,926	485,651	1,520,460	137,925	-	269,556
TOTAL DIR & O/C	-	-	475,599	56,415	-	10,187,135	490,071	3,793,989	138,829	-	455,884

TOTAL RESTAURANT COSTS	-	-	2,494,791	56,415	-	36,265,205	490,071	14,196,255	138,829	-	1,067,453

RESTAURANT PROFIT (LEVEL 4)	-	-	628,634	(56,415)	-	3,563,473	(490,071)	2,760,383	(138,829)	-	621,914

TOTAL SG&A EXPENSE	-	(50,500)	5,491,540	47,510	-	1,087,545	3,329	-	-	-	100,778
CLOSED RESTAURANT COSTS	-	-	-	-	-	(158,486)	-	181,150	-	-	769
IMPAIRMENT COSTS	-	-	-	-	-	-	-	6,464,197	-	-	-
MERGER/INTEGRATION COSTS	-	-	960	-	-	-	-	-	-	-	-
EARNINGS FROM OPERATIONS	-	50,500	(4,863,865)	(103,925)	-	2,634,415	(493,400)	(3,884,964)	(138,829)	-	520,367

OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	16,109	-	-	-	-	(54,214)	-	-	-
INTEREST INCOME	-	(3,283)	3,289	-	-	-	-	-	-	-	405
INTEREST EXPENSE	-	3,283	(6,315,696)	-	-	-	-	-	-	-	-
OTHER INCOME (EXPENSE)	-	(50,500)	138,424	-	-	-	-	-	-	-	100
REORGANIZATION COSTS	-	-	(5,350,760)	(325)	-	(2,348,784)	(3,250)	(112,762)	-	-	(11,482)
NET WORTH TAX	-	-	(312,933)	-	-	-	-	-	-	-	-
INTERCOMPANY	-	3	8,961,962	57,638	-	(2,632,739)	361,714	(1,984,230)	101,570	-	(3,427,537)
TOTAL OTHER INCOME (EXPENSE)	-	(50,497)	(2,859,605)	57,313	-	(4,981,523)	358,464	(2,151,206)	101,570	-	(3,438,514)

EARNINGS BEFORE TAX	-	3	(7,723,470)	(46,612)	-	(2,347,108)	(134,936)	(6,036,169)	(37,259)	-	(2,918,147)

INCOME TAXES	-	-	-	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	-	3	(7,723,470)	(46,612)	-	(2,347,108)	(134,936)	(6,036,169)	(37,259)	-	(2,918,147)

Expense, gross	-	N/A	19,965,719	104,250	-	42,334,272	496,650	22,938,594	138,829	-	4,608,019
Expense Allocation (1)	0.00%	N/A	12.95%	0.07%	0.00%	27.45%	0.32%	14.88%	0.09%	0.00%	2.99%

	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
TOTAL SALES	-	-	38,368,587	-	-	-	2,265,577	-	-	-	102,232,273
TOTAL FOOD COST	-	-	14,520,022	-	-	-	756,710	-	(783,885)	-	36,155,406
TOTAL LABOR	-	173,118	8,150,883	-	3,985,037	-	846,575	-	-	-	30,604,151
OPERATING COSTS	-	(20)	6,194,270	-	-	-	363,190	46	(53,533)	-	15,281,610
OCCUPANCY COSTS	-	-	6,040,100	-	-	-	217,659	16,961	-	-	13,094,984
TOTAL DIR & O/C	-	(20)	12,234,370	-	-	-	580,849	17,006	(53,533)	-	28,376,594

TOTAL RESTAURANT COSTS	-	173,098	34,905,275	-	3,985,037	-	2,184,134	17,006	(837,418)	-	95,136,152

RESTAURANT PROFIT (LEVEL 4)	-	(173,098)	3,463,312	-	(3,985,037)	-	81,443	(17,006)	837,418	-	7,096,121

TOTAL SG&A EXPENSE	-	32,100	180,291	-	673,874	-	153,308	303	100,525	31,655	7,852,258
CLOSED RESTAURANT COSTS	-	-	(1,522)	-	-	-	-	-	-	-	21,912
IMPAIRMENT COSTS	-	-	8,742,838	-	-	-	276,024	-	-	-	15,483,059
MERGER/INTEGRATION COSTS	-	-	-	-	-	-	-	-	-	-	960
EARNINGS FROM OPERATIONS	-	(205,198)	(5,458,296)	-	(4,658,911)	-	(347,889)	(17,310)	736,893	(31,655)	(16,262,067)
OTHER INCOME (EXPENSE)
FRANCHISE INCOME	-	-	-	-	-	-	-	-	-	19,216	(18,889)
INTEREST INCOME	-	-	-	-	-	-	-	-	-	-	411
INTEREST EXPENSE	-	-	-	-	-	-	(3,283)	-	-	-	(6,315,696)
OTHER INCOME (EXPENSE)	-	-	1,654	-	-	-	-	-	-	-	89,677
REORGANIZATION COSTS	-	-	(10,833,029)	-	-	-	(21,576)	-	(650)	-	(18,682,617)
NET WORTH TAX	-	-	-	-	-	-	-	-	-	-	(312,933)
INTERCOMPANY	-	-	(1,307,507)	-	-	-	(122,194)	5,859	(18,759)	4,220	-
TOTAL OTHER INCOME (EXPENSE)	-	-	(12,138,882)	-	-	-	(147,053)	5,859	(19,409)	23,436	(25,240,047)

EARNINGS BEFORE TAX	-	(205,198)	(17,597,178)	-	(4,658,911)	-	(494,942)	(11,451)	717,484	(8,220)	(41,502,114)

INCOME TAXES	-	-	-	-	-	-	-	-	-	-	-
NET EARNINGS (LOSS)	-	(205,198)	(17,597,178)	-	(4,658,911)	-	(494,942)	(11,451)	717,484	(8,220)	(41,502,114)

Expense, gross	-	205,198	55,967,418	-	4,658,911	-	2,638,325	17,310	101,175	27,435	154,202,106
Expense Allocation (1)	0.00%	0.13%	36.29%	0.00%	3.02%	0.00%	1.71%	0.01%	0.07%	0.02%	100.00%

(1) Expense Allocation has been calculated by applying the expenses listed from this statement to the disbursements set forth on MOR 1 (Schedule of Cash Receipts and Disbursements)

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	As of 9/24/08

Buffets Holdings Inc.
PERIOD:  3-09          ENDING:  9/24/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	42,300	-	-	493,023	-	202,592	-	-	24,697
TOTAL DEPOSITORY ACCOUNT	-	-	(1,074,376)	-	-	2,596,285	-	1,025,371	-	-	75,629
TEMPORARY INVESTMENTS	-	-	36,000,000	-	-	-	-	-	-	-	-
CASH	-	-	3,725,829	-	35,230	-	-	-	-	-	1,259,039
TOTAL CASH & CASH EQUIVALENTS	-	-	38,693,754	-	35,230	3,089,308	-	1,227,963	-	-	1,359,365

RECEIVABLES - LANDLORD	-	-	-	-	-	19,650	-	11,168	-	-	-
CREDIT CARD RECEIVABLES	-	-	37,193	-	-	373,919	-	479,837	-	-	16,107
INTERCOMPANY	-	(79)	(14,620,665)	(956,423)	(6,189,001)	(13,484,478)	(3,460,675)	26,009,497	(606,179)	-	(50,557,096)
TOTAL REBATES RECEIVABLE	-	-	548,527	-	-	-	-	-	-	-	1,682,317
ACCOUNTS RECEIVABLE	-	-	1,269,469	-	-	68,694	-	45,560	-	-	37,371
DUE TO/FROM AFFILIATE	312,368	-	83,620	-	(395,988)	-	-	-	-	-	-
TOTAL RECEIVABLES	312,368	(79)	(12,681,856)	(956,423)	(6,584,989)	(13,022,214)	(3,460,675)	26,546,061	(606,179)	-	(48,821,302)

INVENTORY	-	-	872,185	-	-	11,633,414	-	4,076,312	-	-	503,722
TOTAL INVENTORIES	-	-	872,185	-	-	11,633,414	-	4,076,312	-	-	503,722

RESTRICTED CASH	-	-	2,556,597	-	-	-	-	-	-	-	-

EMPLOYEE ADVANCES	-	-	28,882	-	-	-	-	-	-	-	-
ESCROW DEPOSITS - SHORT TERM	-	-	614,109	-	-	-	-	-	-	-	-
DEPOSITS - PREFUNDED LC - CURRENT	-	-	15,611,860	-	-	-	-	-	-	-	-
PREPAID CAR LEASES	-	-	9,823	-	-	9,082	-	-	-	-	3
PREPAID INSURANCE	-	-	981,336	-	-	-	-	-	-	-	-
PREPAID RENT	-	-	389,193	-	-	460,302	-	204,474	-	-	(39,690)
PREPAID OTHER	-	-	1,040,557	-	-	440,446	-	78,520	-	-	20,557
PREPAID ADVERTISING	-	-	9,487,430	-	-	-	-	-	-	-	-
PREPAID RENT ESCROW	-	-	(783)	-	-	112,827	-	40,435	-	-	-
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	13,974
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	28,162,407	-	-	1,022,657	-	323,429	-	-	(5,156)

ASSETS HELD FOR SALE	-	-	-	-	-	-	-	-	-	-	-

DEFERRED INCOME TAXES - CURRENT	-	-	13,651,000	-	-	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	(13,651,000)	-	-	-	-	-	-	-	-
TOTAL CURRENT ASSETS	312,368	(79)	57,603,087	(956,423)	(6,549,759)	2,723,165	(3,460,675)	32,173,764	(606,179)	-	(46,963,372)

CABINET DIVISION INVENTORY	-	-	-	-	-	4,758,033	-	-	-	-	-
CORPORATE INVENTORY	-	-	106,091	-	-	512,804	-	-	-	-	-
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	(1,200)	-	-	-	-	-	-	-	(927,679)
CIP - NON SYSTEM	-	-	-	-	-	399,484	-	-	-	-	-
LAND	-	-	-	-	-	17,000	-	-	-	-	500,000
BUILDING	-	-	198,266	-	-	1,124,045	-	-	-	-	1,403,433
ACCUMULATED DEPRECIATION - BUILDING	-	-	(14,820)	-	-	(227,033)	-	-	-	-	(266,972)
LEASEHOLD IMPROVEMENTS	-	-	317,465	-	-	103,923,252	28,351	26,306,713	6,844	-	1,944,852
ACCUMULATED AMORTIZATION	-	-	(66,140)	-	-	(66,730,467)	(264)	(20,134,408)	(53)	-	(199,430)
EQUIPMENT	-	-	21,653,674	6,283,160	-	62,229,039	38,891,161	18,518,401	10,571,314	-	3,506,474
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(19,717,302)	(2,877,336)	-	(54,743,140)	(14,599,877)	(17,035,298)	(4,505,952)	-	(1,063,815)
AUTOMOBILE	-	-	20,524	-	-	286,696	-	-	-	-	-
ACCUMULATED DEPRECIATION - AUTO	-	-	(1,489)	-	-	(179,343)	-	-	-	-	-
ASSETS TO BE SOLD - PP&E	-	-	-	-	-	554,500	-	-	-	-	1,112,500
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	-	-	-	-	-	-	-	-	-
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	2,495,067	3,405,824	-	51,924,871	24,319,371	7,655,409	6,072,153	-	6,009,362

GOODWILL	-	-	94,643,627	-	-	(0)	-	3,218,218	-	-	20,131,337
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	-	94,643,627	-	-	(0)	-	3,218,218	-	-	38,265,154

DEFERRED INCOME TAXES - NON-CURRENT	-	-	85,345,000	-	14,550,000	-	-	-	-	-	-
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	(85,345,000)	-	(14,550,000)	-	-	-	-	-	-

LIQUOR LICENSES	-	-	-	-	-	-	-	-	-	-	-
LEASEHOLD INTEREST	-	-	-	-	-	817,615	-	-	-	-	56,764
RECIPES	-	-	-	-	-	-	-	-	-	-	2,106,555
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	-	-	-	817,615	-	-	-	-	58,763,319

PREPAID RENT DEPOSITS	-	-	1,373,371	-	-	16,900	-	4,500	-	-	-
DEPOSITS	-	-	-	-	-	1,396,359	-	533,467	-	-	52,244
DEPOSITS - OTHER LONG TERM	-	-	27,280	-	37,585	3,000	-	-	-	-	-
INSURANCE LOSS DEPOSITS	-	-	208,764	-	-	-	-	-	-	-	15,000
INVESTMENTS IN SUBSIDIARIES	31,045	(281,439,912)	279,434,972	-	-	-	-	2,004,939	-	(462,780,302)	462,780,302
TOTAL DEBT ISSUANCE COSTS	-	-	39,272,249	-	-	-	-	-	-	-	-
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	(14,371,878)	-	-	-	-	-	-	-	-
NOTES RECEIVABLE FROM SUBSIDIARIES	-	(149,800,000)	149,800,000	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	0	-	-	-	-	-	-	-	9,421
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	-	-	-	-	-	-	-	-	-
TOTAL OTHER NONCURRENT ASSETS	31,045	(431,239,912)	455,744,759	-	37,585	1,416,260	-	2,542,906	-	(462,780,302)	462,856,968
TOTAL ASSETS	343,413	(431,239,991)	610,486,539	2,449,401	(6,512,174)	56,881,910	20,858,696	45,590,297	5,465,974	(462,780,302)	518,931,431
	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED

ASSETS
CURRENT ASSETS
CASH ON HAND - DRAWER	-	-	590,401	-	-	-	26,600	-	-	-	1,379,613
TOTAL DEPOSITORY ACCOUNT	-	-	1,581,037	-	-	-	21,309	-	-	-	4,225,256
TEMPORARY INVESTMENTS	-	-	-	-	-	-	-	-	-	-	36,000,000
CASH	-	-	-	-	-	-	-	-	-	249,563	5,269,661
TOTAL CASH & CASH EQUIVALENTS	-	-	2,171,439	-	-	-	47,909	-	-	249,563	46,874,530

RECEIVABLES - LANDLORD	-	-	183,111	-	-	-	8,249	-	-	-	222,177
CREDIT CARD RECEIVABLES	-	-	351,711	-	-	-	116,992	-	-	-	1,375,759
INTERCOMPANY	(650)	(4,272,743)	117,104,309	4,600	(89,190,043)	(650)	2,930,738	10,654	37,396,684	(117,801)	(0)
TOTAL REBATES RECEIVABLE	-	-	-	-	-	-	-	-	3,016,073	-	5,246,916
ACCOUNTS RECEIVABLE	-	-	250,463	-	-	-	63,716	-	-	40	1,735,314
DUE TO/FROM AFFILIATE	-	-	-	-	-	-	-	-	-	-	-
TOTAL RECEIVABLES	(650)	(4,272,743)	117,889,594	4,600	(89,190,043)	(650)	3,119,695	10,654	40,412,756	(117,761)	8,580,166

INVENTORY	-	-	18,709,789	-	-	-	750,888	-	-	-	36,546,309
TOTAL INVENTORIES	-	-	18,709,789	-	-	-	750,888	-	-	-	36,546,309

RESTRICTED CASH	-	-	-	-	-	-	-	-	-	-	2,556,597

EMPLOYEE ADVANCES	-	-	-	-	-	-	-	-	-	-	28,882
ESCROW DEPOSITS - SHORT TERM	-	-	-	-	-	-	15,000	-	-	-	629,109
DEPOSITS - PREFUNDED LC - CURRENT	-	-	-	-	-	-	-	-	-	-	15,611,860
PREPAID CAR LEASES	-	-	2,534	-	-	-	126	-	-	-	21,567
PREPAID INSURANCE	-	-	-	-	-	-	-	-	-	-	981,336
PREPAID RENT	-	-	835,238	-	-	-	22,486	-	-	-	1,872,003
PREPAID OTHER	-	-	237,554	-	-	-	156,709	-	1,126	-	1,975,469
PREPAID ADVERTISING	-	-	-	-	-	-	-	-	-	-	9,487,430
PREPAID RENT ESCROW	-	-	1,286	-	-	-	3,080	-	-	-	156,845
NOTES RECEIVABLE - SHORT TERM	-	-	-	-	-	-	-	-	-	-	13,974
TOTAL PREPAID EXPENSES AND OTHER ASSETS	-	-	1,076,612	-	-	-	197,401	-	1,126	-	30,778,475

ASSETS HELD FOR SALE	-	-	(0)	-	-	-	-	-	-	-	(0)

DEFERRED INCOME TAXES - CURRENT	-	-	-	-	-	-	-	-	-	-	13,651,000
DEFERRED TAX VALUATION ALLOWANCE - CURRENT	-	-	-	-	-	-	-	-	-	-	(13,651,000)
TOTAL CURRENT ASSETS	(650)	(4,272,743)	139,847,433	4,600	(89,190,043)	(650)	4,115,894	10,654	40,413,882	131,802	125,336,078

CABINET DIVISION INVENTORY	-	-	-	-	-	-	-	-	-	-	4,758,033
CORPORATE INVENTORY	-	-	-	-	-	-	(8,295)	-	-	-	610,599
PROCEEDS OF SALE CLEARING ACCOUNT	-	-	927,679	-	-	-	-	-	-	-	(1,200)
CIP - NON SYSTEM	-	-	181,293	-	-	-	-	-	-	-	580,777
LAND	-	-	8,781,836	-	-	-	-	-	-	-	9,298,836
BUILDING	-	-	2,859,271	-	-	-	-	-	-	-	5,585,015
ACCUMULATED DEPRECIATION - BUILDING	-	-	(323,802)	-	-	-	-	-	-	-	(832,627)
LEASEHOLD IMPROVEMENTS	-	-	11,423,174	-	-	-	11,607,568	-	-	-	155,558,218
ACCUMULATED AMORTIZATION	-	-	(1,546,830)	-	-	-	(4,441,640)	-	-	-	(93,119,233)
EQUIPMENT	-	-	51,158,087	-	-	-	4,541,774	1,442,021	92,798	-	218,887,904
ACCUMULATED DEPRECIATION - EQUIPMENT	-	-	(17,134,310)	-	-	-	(3,676,333)	(396,518)	(86,323)	-	(135,836,204)
AUTOMOBILE	-	-	7,918	-	-	-	193	-	-	-	315,330
ACCUMULATED DEPRECIATION - AUTO	-	-	(2,888)	-	-	-	-	-	-	-	(183,721)
ASSETS TO BE SOLD - PP&E	-	-	14,697,294	-	-	-	-	-	-	-	16,364,294
ACCUMULATED DEPRECIATION - ASSETS TO BE SOLD	-	-	(62,421)	-	-	-	-	-	-	-	(62,421)
TOTAL PROPERTY, PLANT & EQUIPMENT, net	-	-	70,966,299	-	-	-	8,023,266	1,045,503	6,476	-	181,923,600

GOODWILL	-	-	-	-	-	-	-	-	-	-	117,993,181
ACQUISITION COSTS	-	-	-	-	-	-	-	-	-	-	18,133,818
TOTAL GOODWILL	-	-	-	-	-	-	-	-	-	-	136,126,999

DEFERRED INCOME TAXES - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	99,895,000
DEFERRED TAX VALUATION ALLOWANCE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	(99,895,000)

LIQUOR LICENSES	-	-	-	-	-	-	343,681	-	-	-	343,681
LEASEHOLD INTEREST	-	-	617,751	-	-	-	-	-	-	-	1,492,130
RECIPES	-	-	-	-	-	-	-	-	-	-	2,106,555
TRADEMARK	-	-	-	-	-	-	-	-	-	-	56,600,000
TOTAL OTHER INTANGIBLE ASSETS	-	-	617,751	-	-	-	343,681	-	-	-	60,542,367

PREPAID RENT DEPOSITS	-	-	346,149	-	-	-	8,268	-	-	-	1,749,188
DEPOSITS	-	-	1,725,087	-	-	-	17,403	-	-	-	3,724,560
DEPOSITS - OTHER LONG TERM	-	-	-	-	-	-	-	-	-	-	67,865
INSURANCE LOSS DEPOSITS	-	-	129,756	-	-	-	-	-	-	-	353,520
INVESTMENTS IN SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	31,045
TOTAL DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	39,272,249
TOTAL ACCUM AMORTIZATION DEBT ISSUANCE COSTS	-	-	-	-	-	-	-	-	-	-	(14,371,878)
NOTES RECEIVABLE FROM SUBSIDIARIES	-	-	-	-	-	-	-	-	-	-	-
TOTAL NOTES RECEIVABLE - LONG TERM	-	-	-	-	-	-	-	-	-	-	9,421
SPLIT DOLLAR LIFE INS RECEIVABLE	-	-	2,169,580	-	-	-	-	-	-	-	2,169,580
TOTAL OTHER NONCURRENT ASSETS	-	-	4,370,572	-	-	-	25,671	-	-	-	33,005,550
TOTAL ASSETS	(650)	(4,272,743)	215,802,055	4,600	(89,190,043)	(650)	12,508,512	1,056,157	40,420,358	131,802	536,934,594

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	As of 9/24/08

Buffets Holdings Inc.
PERIOD:  3-09          ENDING:  9/24/2008

	BUFFETS RESTAURANTS HOLDINGS, INC.	ELIMINATIONS	BUFFETS INC.	BUFFETS LEASING	BUFFETS HOLDING	OCB REST CO	OCB REST LEASING	HOMETOWN BUFFET	HTB LEASING CO	RYAN'S ELIM	RYAN'S INC.
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	24,405,532	-	-	-	(625)	-	-	-	-
ACCOUNTS PAYABLE - POST-PETITION	-	-	38,427,704	-	-	-	-	-	-	-	-
COD CLEARING	-	-	192,406	-	-	3,171,174	-	984,221	-	-	479,348
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	-	-	-	-	-	-	-	-	-
MISC. ACCRUALS - CORP LEVEL	-	-	987,104	-	-	(396,028)	-	-	-	-	4,497,098
TOTAL ACCOUNTS PAYABLE	-	-	64,012,746	-	-	2,775,146	(625)	984,221	-	-	4,976,446

ACCRUED 401(k)	-	-	884,515	-	-	-	-	-	-	-	-
ACCRUED PAYROLL	-	-	1,029,817	-	-	4,304,553	-	1,653,780	-	-	267,051
ACCRUED BONUS	-	-	287,491	-	-	-	-	311,951	-	-	118,487
ACCRUED PAYROLL TAXES	-	-	268,367	-	-	1,413,988	-	454,283	-	-	31,904
ACCRUED VACATION	-	-	5,943,178	-	-	-	-	-	-	-	810,471
TOTAL ACCRUED COMPENSATION	-	-	8,413,367	-	-	5,718,541	-	2,420,014	-	-	1,227,914

ACCRUED INSURANCE - AUTO	-	-	12,972	-	-	-	-	-	-	-	-
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	8,854,169	-	-	-	-	-	-	-	5,986,248
ACCRUED INSURANCE - OTHER	-	-	2,551,801	-	-	-	-	-	-	-	-
TOTAL ACCRUED INSURANCE	-	-	11,418,942	-	-	-	-	-	-	-	5,986,248

ACCRUED PERCENTAGE RENT	-	-	(6,553)	-	-	717,219	-	682,180	-	-	-
ACCRUED INTEREST - SHORT TERM	-	-	26,596,100	-	-	-	-	-	-	-	-
ACCRUED PROPERTY TAXES	-	-	59,112	-	-	2,149,222	-	272,674	-	-	623,107
ACCRUED POSTAGE	-	-	(25)	-	-	20,402	-	-	-	-	-
ACCRUED ADVERTISING	-	-	702,678	-	-	-	-	-	-	-	-
ACCRUED LIABILITIES - OTHER	-	-	11,158,648	-	-	3,011,915	-	590,143	-	-	307,940
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	53,976
TOTAL OTHER ACCRUED LIABILITIES	-	-	38,509,960	-	-	5,898,758	-	1,544,997	-	-	985,023

GIFT CERTIFICATES/GIFT CARDS	-	-	4,958,619	-	-	(858,304)	-	(1,827,429)	-	-	240,465
CASH RECEIPTS SUSPENSE	-	-	100,000	-	-	-	-	-	-	-	-
WORKERS COMPENSATION PAYABLE	-	-	14,176,877	-	-	106,109	-	25,476	-	-	8,081,710
LEASE REJECTION CLAIMS RESERVE	-	-	24,551,395	-	-	5,286,158	-	551,064	-	-	821,369
SALES/USE TAX PAYABLE	-	-	186,920	1,926	-	1,834,794	12,771	995,677	2,921	-	51,957
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	2,100,628	-	-	-	-	-
TOTAL ACCRUED LIABILITIES	-	-	102,316,079	1,926	-	20,086,683	12,771	3,709,798	2,921	-	17,394,685

INCOME TAXES PAYABLE	-	-	(3,554,566)	-	-	-	-	-	-	-	-
ESTIMATED INCOME TAXES	-	-	432,419	-	-	-	-	-	-	-	-
TOTAL INCOME TAXES PAYABLE	-	-	(3,122,147)	-	-	-	-	-	-	-	-

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	5,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS	-	-	56,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - DIP	-	-	80,300,000	-	-	-	-	-	-	-	-
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	5,936,168	-	-	-	-	-	-	-	-
TOTAL CURRENT LIABILITIES	-	-	311,042,847	1,926	-	22,861,830	12,146	4,694,019	2,921	-	22,371,131

NOTES PAYABLE TO PARENT	-	(149,800,000)	-	-	-	-	-	-	-	-	149,800,000
SENIOR DEBT - BANK	-	-	518,728,000	-	-	-	-	-	-	-	-
SENIOR DEBT - PUBLIC	-	-	300,000,000	-	-	-	-	-	-	-	-
TOTAL LONG-TERM DEBT	-	(149,800,000)	818,728,000	-	-	-	-	-	-	-	149,800,000

ACCRUED RENT	-	-	2,236,579	-	-	14,867,350	-	8,733,450	-	-	758,594

DEFERRED INCOME TAX	-	-	22,793,000	-	-	-	-	-	-	-	-
INCOME TAX PAYABLE - NON-CURRENT	-	-	23,808,000	-	-	-	-	-	-	-	-

LONG TERM SUBLEASE DEPOSITS	-	-	3,905	-	-	30,000	-	-	-	-	-
POST RETIREMENT BENEFITS PAYABLE	-	-	19,866	-	-	-	-	-	-	-	-
TOTAL DEFERRED INCOME	-	-	2,545,012	-	-	719,988	-	2,656,577	-	-	-
TOTAL OTHER LONG-TERM LIABILITIES	-	-	2,568,783	-	-	749,988	-	2,656,577	-	-	-
TOTAL NON-CURRENT LIABILITIES	-	(149,800,000)	870,134,362	-	-	15,617,339	-	11,390,027	-	-	150,558,594
TOTAL LIABILITIES	-	(149,800,000)	1,181,177,208	1,926	-	38,479,168	12,146	16,084,046	2,921	-	172,929,725

SHAREHOLDERS' EQUITY
CAPITAL STOCK	32,313	(162)	1	-	31,045	30	-	1	-	(100)	100
ADDITIONAL PAID IN CAPITAL	754,030	-	-	-	81,601	-	-	-	-	-	-

CONTRIBUTED CAPITAL	-	(425,693,100)	82,310,523	-	-	131,839,755	-	62,648,728	-	(462,780,202)	146,398,859
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	-	(570,342)	394,189,753	3,638,913	(5,863,336)	80,660,733	28,199,136	(289,439,326)	7,181,153	(29,477,421)	206,772,441
DIVIDENDS PAID (INTERCO)	-	309,534,343	(308,760,577)	-	(773,766)	-	-	-	-	-	-
DIVIDENDS RECEIVED (INTERCO)	-	(164,575,190)	773,766	-	163,801,424	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	(14,552)	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	(1)	-	-	(101,164,801)	-	-	-	-	210,000,000	-
RETAINED EARNINGS	(442,929)	(135,536)	(711,340,434)	(1,016,471)	(62,624,017)	(191,698,322)	(6,611,002)	256,013,136	(1,515,156)	(180,522,579)	(3,214,789)
LEVEL 8 PROFIT/LOSS	-	(3)	(27,849,148)	(174,967)	(325)	(2,399,454)	(741,583)	283,713	(202,944)	-	(3,954,905)
RETAINED EARNINGS	(442,929)	(135,540)	(739,189,583)	(1,191,439)	(163,789,143)	(194,097,776)	(7,352,586)	256,296,849	(1,718,100)	29,477,421	(7,169,694)
TOTAL SHAREHOLDERS' EQUITY	343,413	(281,439,991)	(570,690,669)	2,447,475	(6,512,174)	18,402,742	20,846,550	29,506,251	5,463,053	(462,780,302)	346,001,706
TOTAL LIABILITIES & S/E	343,413	(431,239,991)	610,486,539	2,449,401	(6,512,174)	56,881,910	20,858,696	45,590,297	5,465,974	(462,780,302)	518,931,431
	RYAN'S LEASING	RYAN'S MGMT	FIRE MTN INC.	FIRE MTN LEASING	FIRE MTN MGMT	BIG R PROCURE	TAHOE JOE'S	THJ LEASING	OCB PURCHASING	BUFFETS FRANCHISE	CONSOLIDATED
LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
ACCOUNTS PAYABLE - PRE-PETITION	-	-	51,877	-	-	-	-	-	-	-	24,456,784
ACCOUNTS PAYABLE - POST-PETITION	-	-	-	-	-	-	-	-	-	-	38,427,704
COD CLEARING	-	-	4,139,333	-	-	-	114,910	-	-	-	9,081,392
MISC. ACCRUALS - RESTAURANT LEVEL	-	-	(2,608)	-	-	-	-	-	-	-	(2,608)
MISC. ACCRUALS - CORP LEVEL	-	-	-	-	-	-	-	-	-	-	5,088,174
TOTAL ACCOUNTS PAYABLE	-	-	4,188,603	-	-	-	114,910	-	-	-	77,051,446

ACCRUED 401(k)	-	-	-	-	-	-	-	-	-	-	884,515
ACCRUED PAYROLL	-	55,745	3,163,109	-	1,238,583	-	405,748	-	24,276	-	12,142,662
ACCRUED BONUS	-	-	-	-	-	-	1,275	-	-	-	719,203
ACCRUED PAYROLL TAXES	-	21,691	1,084,172	-	502,260	-	31,044	-	9,791	-	3,817,500
ACCRUED VACATION	-	-	-	-	-	-	-	-	-	-	6,753,650
TOTAL ACCRUED COMPENSATION	-	77,436	4,247,281	-	1,740,843	-	438,068	-	34,067	-	24,317,530

ACCRUED INSURANCE - AUTO	-	-	-	-	-	-	-	-	-	-	12,972
ACCRUED INSURANCE - GENERAL LIABILITY	-	-	-	-	-	-	-	-	-	-	14,840,417
ACCRUED INSURANCE - OTHER	-	-	633,892	-	-	-	-	-	-	-	3,185,692
TOTAL ACCRUED INSURANCE	-	-	633,892	-	-	-	-	-	-	-	18,039,081

ACCRUED PERCENTAGE RENT	-	-	-	-	-	-	-	-	-	-	1,392,846
ACCRUED INTEREST - SHORT TERM	-	-	-	-	-	-	-	-	-	-	26,596,100
ACCRUED PROPERTY TAXES	-	-	6,389,724	-	-	-	13,132	-	-	-	9,506,971
ACCRUED POSTAGE	-	-	(74)	-	-	-	(558)	-	(0)	-	19,745
ACCRUED ADVERTISING	-	-	-	-	-	-	-	-	-	-	702,678
ACCRUED LIABILITIES - OTHER	-	-	1,620,767	-	1,512	-	135,099	-	-	6,900	16,832,925
DEFERRED INCOME - CURRENT	-	-	-	-	-	-	-	-	-	-	53,976
TOTAL OTHER ACCRUED LIABILITIES	-	-	8,010,418	-	1,512	-	147,673	-	(0)	6,900	55,105,240

GIFT CERTIFICATES/GIFT CARDS	-	-	723,933	-	-	-	932,040	-	-	-	4,169,324
CASH RECEIPTS SUSPENSE	-	-	-	-	-	-	-	-	-	-	100,000
WORKERS COMPENSATION PAYABLE	-	-	-	-	-	-	-	-	-	-	22,390,171
LEASE REJECTION CLAIMS RESERVE	-	-	18,446,855	-	-	-	580,489	-	-	-	50,237,330
SALES/USE TAX PAYABLE	-	-	2,318,572	-	(151)	-	142,710	1,049	-	-	5,549,144
ACCRUED RESTAURANT CLOSING COSTS	-	-	-	-	-	-	-	-	-	-	2,100,628
TOTAL ACCRUED LIABILITIES	-	77,436	34,380,950	-	1,742,204	-	2,240,980	1,049	34,066	6,900	182,008,449

INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,554,566)
ESTIMATED INCOME TAXES	-	-	-	-	-	-	-	-	-	-	432,419
TOTAL INCOME TAXES PAYABLE	-	-	-	-	-	-	-	-	-	-	(3,122,147)

CURRENT MATURITIES OF LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	5,300,000
SHORT TERM BORROWINGS	-	-	-	-	-	-	-	-	-	-	56,300,000
SHORT TERM BORROWINGS - DIP	-	-	-	-	-	-	-	-	-	-	80,300,000
SHORT TERM BORROWINGS - VENDOR LC DRAWS	-	-	-	-	-	-	-	-	-	-	5,936,168
TOTAL CURRENT LIABILITIES	-	77,436	38,569,552	-	1,742,204	-	2,355,889	1,049	34,066	6,900	403,773,916

NOTES PAYABLE TO PARENT	-	-	-	-	-	-	-	-	-	-	-
SENIOR DEBT - BANK	-	-	-	-	-	-	-	-	-	-	518,728,000
SENIOR DEBT - PUBLIC	-	-	-	-	-	-	-	-	-	-	300,000,000
TOTAL LONG-TERM DEBT	-	-	-	-	-	-	-	-	-	-	818,728,000

ACCRUED RENT	-	-	18,278,510	-	-	-	1,074,934	-	-	-	45,949,417

DEFERRED INCOME TAX	-	-	-	-	-	-	-	-	-	-	22,793,000
INCOME TAX PAYABLE - NON-CURRENT	-	-	-	-	-	-	-	-	-	-	23,808,000

LONG TERM SUBLEASE DEPOSITS	-	-	-	-	-	-	-	-	-	-	33,905
POST RETIREMENT BENEFITS PAYABLE	-	-	-	-	-	-	-	-	-	-	19,866
TOTAL DEFERRED INCOME	-	-	-	-	-	-	-	-	-	-	5,921,578
TOTAL OTHER LONG-TERM LIABILITIES	-	-	-	-	-	-	-	-	-	-	5,975,348
TOTAL NON-CURRENT LIABILITIES	-	-	18,278,510	-	-	-	1,074,934	-	-	-	917,253,765
TOTAL LIABILITIES	-	77,436	56,848,063	-	1,742,204	-	3,430,823	1,049	34,066	6,900	1,321,027,682

SHAREHOLDERS' EQUITY											-
CAPITAL STOCK	-	-	100	-	-	-	10	-	10	10	63,358
ADDITIONAL PAID IN CAPITAL	-	-	-	-	-	-	-	-	-	-	835,631

CONTRIBUTED CAPITAL	-	-	462,780,202	-	-	-	1,299,126	-	946,118	249,990	(0)
INTERCO CONTRIBUTIONS (DISTRIBUTIONS)	75	2,074,806	(132,842,099)	315	39,327,635	-	9,056,847	1,407,405	(314,375,706)	59,020	(0)
DIVIDENDS PAID (INTERCO)	-	-	-	-	-	-	-	-	-	-	0
DIVIDENDS RECEIVED (INTERCO)	-	-	-	-	-	-	-	-	-	-	-

ACCUM OTHER COMPREHENSIVE INCOME	-	-	14,552	-	-	-	-	-	-	-	-

DIVIDENDS PAID TO SHAREHOLDERS	-	-	(210,000,000)	-	-	-	-	-	-	-	(101,164,801)
RETAINED EARNINGS	(400)	(5,823,715)	49,542,046	4,610	(116,007,105)	(325)	(838,756)	(302,839)	346,535,628	(166,682)	(630,165,639)
LEVEL 8 PROFIT/LOSS	(325)	(601,270)	(10,540,809)	(325)	(14,252,776)	(325)	(439,539)	(49,458)	7,280,242	(17,435)	(53,661,636)
RETAINED EARNINGS	(725)	(6,424,985)	(170,998,762)	4,285	(130,259,882)	(650)	(1,278,295)	(352,297)	353,815,870	(184,117)	(784,992,076)
TOTAL SHAREHOLDERS' EQUITY	(650)	(4,350,179)	158,953,993	4,600	(90,932,247)	(650)	9,077,689	1,055,108	40,386,292	124,902	(784,093,088)
TOTAL LIABILITIES & S/E	(650)	(4,272,743)	215,802,055	4,600	(89,190,043)	(650)	12,508,512	1,056,157	40,420,358	131,802	536,934,594

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period:	8/28/08 - 9/24/08

STATUS OF POSTPETITION TAXES (MOR 4)

I hereby certify that the debtor and all affiliated debtors have paid all taxes due from January 22, 2008, the petition date, through September 24, 2008, the end of this reporting period.

A. Keith Wall, CFO

SUMMARY OF UNPAID DEBTS (MOR 4)
In thousands

	Number of Days Past Due
(in thousands)	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable	52,595
Accrued Compensation	24,318
Accrued Worker's Compensation	22,390
Accrued Sales, Use and Property Taxes	15,056
Accrued Insurance	18,039
Accrued Interest	26,596
Accrued Litigation Reserve	9,333
Unearned revenue (gift cards/certificates)	4,169
Accrued Legal and Consulting Fees	2,289
Closed Restaurant Reserve	2,101
Accrued Percentage Rent	1,393
Lease Rejection Claims Reserve	50,237
Accrued Other	6,087
Income Taxes Payable	432
Total Debts	235,035

Explain how and when the Debtor intends to pay any past-due debts.
The Debtors intend to pay all valid postpetition obligations as and when they come due.

In re: Buffets Holdings, Inc. et al	Case No. 08-10141
Debtor	Reporting Period.:	8/28/08 - 9/24/08

MOR 5

Accounts Receivable Aging	Amount
0 - 30 days old	6,883,337
31 - 60 days old	832,377
61 - 90 days old	-
91+ days old	864,452
Total Accounts Receivable	8,580,166
Amount considered uncollectible (Bad Debt)	-
Accounts Receivable (Net)	8,580,166

Aged receivables relate primarily to vendor rebates and vending machine income.

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.	X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

On August 28, 2008, the Company sold its property located in Niles, OH. Net proceeds were approximately $587,000.
On August 28, 2008, the Company sold its property located in Laurens, SC. Net proceeds were approximately $562,000.